UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2025

FLYWHEEL ADVANCED TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-167130	27-2473958
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West Nye Lane, Suite 455 Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 66860563

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Blue Print Global Limited (“Blue Print”) is, a majority-owned subsidiary of Flywheel Advanced Technology, Inc., a Nevada corporation (the “Company”), On October 1, 2025, Blue Print, entered into an Agency Agreement (the “Agency Agreement”) with XCoffee Robotics Trading Ltd. of Abu Dhabi (“XCoffee”). Pursuant to the Agency Agreement, Blue Print, as a supplier of a Robotic Arm Coffee Solutions (the “Product”), appointed XCoffee as its authorized non-exclusive agent to distribute the Product in Abu Dhabi, United Arab Emirates. The Agency Agreement is valid for three years, does not provide for the early termination option, and will be automatically renewed for another three years unless either party provides a written non-renewal notice at least 30 days before the expiration date.

The Agency Agreement provides that XCoffee will use its best efforts to fulfill its obligations to inform Blue Print of market conditions and the market position affecting Blue Print in Abu Dhabi, United Arab Emirates, and Blue Print agrees to support XCoffee in fulfilling its obligations by making available all product information, providing general sales terms and conditions, a valid pricelist, and all necessary information and direction.

The Agency Agreement contains a non-competition provision, prohibiting XCoffee to directly or indirectly engage in the sale or trade of any product that is comparable to and/or competitive and/or could serve as a substitute for the Product during the term of the Agency Agreement and for one year after its termination.

Blue Print agrees to pay XCoffee a 15% commission based on all delivered and invoiced direct orders, provided that a purchaser fulfilled all its obligations of the sales agreement to Blue Print. A purchaser is deemed to have fulfilled its obligations at the moment Blue Print has received its payment for the products.

The foregoing descriptions of the Agency Agreement is not complete and are qualified in their entirety by reference to the full text of the Agency Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Agency Agreement, dated October 1, 2025, by and between Blue Print Global Limited and XCoffee Robotics Trading Ltd.,
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FLYWHEEL ADVANCED TECHNOLOGY, INC.

Dated: October 7, 2025	By:	/s/ Luk Yeun Leung
	Name:	Luk Yuen Leung
	Title:	President and Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer)